UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 18, 2024
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-3146	SOUTHWESTERN ELECTRIC POWER COMPANY	Delaware	72-0323455
333-282250-01	SWEPCO STORM RECOVERY FUNDING LLC	Louisiana	99-4619989

SOUTHWESTERN ELECTRIC POWER COMPANY	SWEPCO STORM RECOVERY FUNDING LLC
1 Riverside Plaza	428 Travis Street
Columbus, OH 43215-2373	Shreveport, Louisiana 71101
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(614) 716-1000	(318) 673-3075
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None
Indicate by check mark whether the registrant is an e
mer
ging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On December 18, 2024, SWEPCO Storm Recovery Funding LLC (the “Issuing Entity”) issued $336,700,000 aggregate principal amount of its Series
2024-A
Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”), pursuant to an Indenture, dated as of December 18, 2024, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee (the “Indenture Trustee”), and U.S. Bank National Association, as Securities Intermediary (the “Securities Intermediary”), as supplemented by the Series Supplement, dated as of December 18, 2024, by and between the Issuing Entity, the Indenture Trustee and the Securities Intermediary. The Storm Recovery Bonds were offered pursuant to the Prospectus dated December 10, 2024. In connection with the issuance of the Storm Recovery Bonds, Southwestern Electric Power Company and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture by and among SWEPCO Storm Recovery Funding LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), dated as of December 18, 2024.

4.2	Series Supplement by and among SWEPCO Storm Recovery Funding LLC and U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, dated as of December 18, 2024.

5.1	Opinion of Sidley Austin LLP with respect to legality (filed as Exhibit 5.1 to Southwestern Electric Power Company’s and SWEPCO Storm Recovery Funding LLC’s Amendment No. 3 to the Registration Statement on Form SF-1 filed on November 14, 2024 (File Nos. 333-282250 and 333-282250-01) and incorporated herein by reference).

5.2	Opinion of Wilkinson, Carmody & Gilliam with respect to legality (filed as Exhibit 5.2 to Southwestern Electric Power Company’s and SWEPCO Storm Recovery Funding LLC’s Amendment No. 3 to the Registration Statement on Form SF-1 filed on November 14, 2024 (File Nos. 333-282250 and 333-282250-01) and incorporated herein by reference).

8.1	Opinion of Sidley Austin LLP with respect to federal tax matters (filed as Exhibit 8.1 to Southwestern Electric Power Company’s and SWEPCO Storm Recovery Funding LLC’s Amendment No. 1 to the Registration Statement on Form SF-1 filed on November 1, 2024 (File Nos. 333-282250 and 333-282250-01) and incorporated herein by reference).

8.2	Opinion of Liskow & Lewis, APLC with respect to Louisiana Tax Matters (filed as Exhibit 8.2 to Southwestern Electric Power Company’s and SWEPCO Storm Recovery Funding LLC’s Amendment No. 1 to the Registration Statement on Form SF-1 filed on November 1, 2024 (File Nos. 333-282250 and 333-282250-01) and incorporated herein by reference).

10.1	Storm Recovery Property Servicing Agreement between SWEPCO Storm Recovery Funding LLC and Southwestern Electric Power Company, as Servicer, dated as of December 18, 2024.

10.2	Storm Recovery Property Purchase and Sale Agreement between SWEPCO Storm Recovery Funding LLC and Southwestern Electric Power Company, as Seller, dated as of December 18, 2024.

10.3	Administration Agreement between SWEPCO Storm Recovery Funding LLC and Southwestern Electric Power Company, as Administrator, dated as of December 18, 2024.

10.4	Intercreditor Agreement between AEP Credit, Inc. and JPMorgan Chase Bank, N.A. as administrative agent and control agent, and the issuers, servicers and indenture trustees from time to time party thereto, dated as of December 9, 2024.

10.5	Joinder to Intercreditor Agreement between Southwestern Electric Power Company, as the Company, Securitization Property Servicer and Receivables Sub-Servicer, SWEPCO Storm Recovery Funding LLC, as a Bond Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of December 18, 2024.

23.1	Consent of Sidley Austin LLP (included as part of its opinions filed as Ex hib its 5.1, 8.1 and 99.2).

23.2	Consent of Wilkinson, Carmody & Gilliam (included as part of its opinions filed as Exhibits 5.2 and 99.3).

23.3	Consent of Liskow & Lewis, APLC (included as part of its opinion filed as Exhibit 8.2).

99.2	Opinion of Sidley Austin LLP with respect to U.S. constitutional matters.

99.3	Opinion of Wilkinson, Carmody & Gilliam with respect to Louisiana constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: December 18, 2024

SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Noah K. Hollis
Noah K. Hollis
Vice President of Finance and Treasury

SWEPCO STORM RECOVERY FUNDING LLC

By:	/s/ Noah K . H ollis
Noah K. Hollis
Manager